Basis of Presentation and Significant Accounting Policies	12 Months Ended
Dec. 02, 2012
Basis of Presentation and Significant Accounting Policies
Basis of Presentation and Significant Accounting Policies

Note 1: Basis of Presentation and Significant Accounting Policies

Business

        Sealy Corporation and its subsidiaries (the "Company") are engaged in the consumer products business and manufacture, distribute and sell conventional bedding products including mattresses and box springs, as well as specialty bedding products which include latex and visco-elastic mattresses. The Company's products are manufactured in a number of countries in North and South America. Substantially all of the Company's trade accounts receivable are from retail customers. The Company also licenses its brands in domestic and international markets and receives royalty income from these arrangements. Further, the Company participates in joint ventures which manufacture and distribute products under its brand names in various Asian markets.

Basis of Presentation and Principles of Consolidation

        The Consolidated Financial Statements include the accounts of Sealy Corporation, its 100%-owned subsidiary companies and a 45% owned subsidiary as of June 13, 2012 as noted below. Intercompany transactions are eliminated. The equity method of accounting is used for joint ventures and investments in associated companies over which the Company has significant influence, but does not have effective control and consolidation is not otherwise required under the Financial Accounting Standards Board's (the "FASB") authoritative guidance surrounding the consolidation of variable interest entities ("VIE"). Significant influence is generally deemed to exist when the Company has an ownership interest in the voting stock of the investee of between 20% and 50%, although other factors, such as representation on the investee's Board of Directors, voting rights and the impact of commercial arrangements, are considered in determining whether the equity method of accounting is appropriate. The Company's equity in the net income and losses of these investments is reported in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations. Also, based on triggering events, the Company assesses whether it has any primary beneficial interests in any VIE which would require consolidation of such entity.

        On September 26, 2012, the Company entered into a Merger Agreement with Tempur-Pedic International, Inc. ("Tempur-Pedic") pursuant to which a wholly-owned subsidiary of Tempur-Pedic will merge with and into the Company, resulting in the Company becoming a subsidiary of Tempur-Pedic (the "Merger"). In connection with the Merger, each share of the Company's common stock issued and outstanding immediately prior to the Merger will be converted into the right to receive $2.20 per share in cash (the "Merger Consideration"). As part of the transaction, it is anticipated that the Company's outstanding senior and subordinated notes will also be redeemed in accordance with the provisions of the related note indentures. The proposed merger has been approved by the Board of Directors of both companies and remains subject to approval by the Company's stockholders, as well as certain additional conditions and approvals of various regulatory authorities. There are no assurances that the Merger with Tempur-Pedic will be consummated. See Note 26 for further information on this Merger Agreement.

        On June 13, 2012, the Company acquired a 45% ownership interest in Comfort Revolution International, LLC ("Comfort Revolution"), a joint venture with Comfort Revolution, LLC ("CR Member"). Upon review of the FASB authoritative guidance for consolidation, the Company determined that Comfort Revolution constitutes a VIE for which the Company is considered to be the primary beneficiary due to the Company's disproportionate share of the economic risk associated with its equity contribution and debt financing and other factors that were considered in the related-party analysis surrounding the identification of the primary beneficiary. As of December 2, 2012, the Company had recorded net assets of $9.0 million within the accompanying Condensed Consolidated Balance Sheets related to Comfort Revolution. These assets are only able to be used to settle obligations of Comfort Revolution. Further, the creditors of Comfort Revolution do not have recourse to the assets of the Company. Since the Company is considered to be the primary beneficiary, the financial statements of Comfort Revolution are consolidated herein.

        Due to the difference in Comfort Revolution's fiscal year, which ends on December 31, and the availability of financial statements from Comfort Revolution, the results of Comfort Revolution are presented on a two month lag. As such, for fiscal 2012, the results of Comfort Revolution are included from the acquisition date through September 30, 2012. Comfort Revolution borrowed $7.8 million under its outstanding revolving credit facility with the Company between September 30, 2012 and December 2, 2012. This amount is reflected in the Company's consolidated balance sheet as of December 2, 2012 as a component of deferred financing costs, net and other assets. The $7.8 million was utilized by Comfort Revolution primarily to fund working capital requirements and capital expenditures for its manufacturing facility.

        As discussed in Note 13, in November 2010, the Company divested its European manufacturing operations in France and Italy which represented its Europe segment. The Company also discontinued its operations in Brazil in the fourth quarter of fiscal 2010. In both of these markets, the Company has transitioned to a license arrangement with third parties. We accounted for these businesses as discontinued operations, and, accordingly, we have reclassified the Consolidated Statements of Operations for all periods presented to reflect them as such. The Consolidated Balance Sheet and Statements of Cash Flows have not been adjusted for discontinued operations presentation. Unless otherwise noted, discussions in these notes pertain to our continuing operations.

        At December 2, 2012, affiliates of Kohlberg Kravis Roberts & Co. L.P. ("KKR") controlled approximately 44.7% of the issued and outstanding common stock of the Company.

        Significant accounting policies used in the preparation of the Consolidated Financial Statements are summarized below.

Fiscal Year

        The Company uses a 52-53 week fiscal year ending on the closest Sunday to November 30, but no later than December 2. The fiscal year ended December 2, 2012 was a 53-week year. The fiscal years ended November 27, 2011, and November 28, 2010 were 52-week years.

Recently Issued Authoritative Accounting Guidance

        In January 2010, the FASB issued authoritative guidance to amend the disclosure requirements related to recurring and nonrecurring fair value measurements. The Company adopted the portion of this guidance that requires a gross reporting of purchases, sales, issuance and settlements of assets and liabilities measured using Level 3 fair value measurements in the first quarter of fiscal 2012. The adoption of this guidance did not have a significant impact on the financial statements due to the immateriality of the Company's assets and liabilities measured using a Level 3 fair value measurement.

        In December 2010, the FASB issued authoritative guidance that modifies the requirements of step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. The Company adopted this guidance in the first quarter of fiscal 2012. The adoption of this guidance did not have a significant impact on the financial statements of the Company due to the conclusion that it is more likely than not that the goodwill of reporting units with negative carrying values are not impaired.

        In May 2011, the FASB issued authoritative guidance to improve the consistency of fair value measurement and disclosure requirements between US GAAP and International Financial Reporting Standards ("IFRS"). The provisions of this guidance change certain of the fair value principles related to the highest and best use premise, the consideration of blockage factors and other premiums and discounts, the measurement of financial instruments held in a portfolio and instruments classified within shareholders' equity. Further, the guidance provides additional disclosure requirements surrounding Level 3 fair value measurements, the uses of nonfinancial assets in certain circumstances and identification of the level in the fair value hierarchy used for assets and liabilities which are not recorded at fair value, but where fair value is disclosed. The Company adopted this guidance in the second quarter of fiscal 2012. The adoption of this guidance did not have a significant impact on the Company's financial statements.

        In June 2011, the FASB issued authoritative guidance surrounding the presentation of comprehensive income, with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). This guidance provides entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, entities must present on the face of the financial statement, items reclassified from OCI to net income in the section of the financial statement where the components of net income and OCI are presented, regardless of the option selected to present comprehensive income. The guidance is applicable retrospectively and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted. The Company will adopt this guidance in the first quarter of fiscal 2013, and is currently evaluating its options for the presentation of comprehensive income upon adoption.

        In September 2011, the FASB issued authoritative guidance that permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The Company will adopt this guidance in connection with its goodwill impairment testing performed in fiscal 2013, but does not expect it to have a significant impact on its financial statements.

        In September 2011, the FASB issued authoritative guidance that increases the Company's disclosures surrounding the multiemployer pension plans in which it participates by providing users with additional information to 1) assess the potential future cash flow implications relating to the Company's participation in these plans and 2) indicate the financial health of all of the significant plans in which the Company participates. The Company adopted this guidance in the fourth quarter of fiscal 2012. The adoption of this guidance required the Company to include additional disclosures surrounding its participation in multiemployer pension plans.

Revenue Recognition

        The Company recognizes revenue when realized or realizable and earned, which is when the following criteria are met: persuasive evidence of an arrangement exists; delivery has occurred; the sales price is fixed or determinable; and collectibility is reasonably assured. The recognition criteria are met when title and risk of loss have transferred from the Company to the buyer, which is upon delivery to the customer sites or as determined by legal requirements in foreign jurisdictions. At the time revenue is recognized, the Company provides for the estimated costs of warranties and reduces revenue for estimated returns and cash discounts. The Company also records reductions to revenue for customer incentive programs offered including volume discounts, promotional allowances, floor sample discounts, commissions paid to retail associates, slotting fees and supply agreement amortization, and records liabilities pursuant to these agreements. The Company periodically assesses these liabilities based on actual sales and claims to determine whether the customers will meet the requirements to receive rebate funds. The Company generally negotiates these agreements on a customer-by-customer basis. Some of these agreements extend over several periods and are linked with supply agreements. Accordingly, $132.6 million, $120.4 million, and $102.5 million were recorded as a reduction of revenue for fiscal 2012, 2011, and 2010, respectively.

        The Company continues to actively monitor the financial condition of its customers to determine the potential for nonpayment of trade receivables. In determining its allowance for doubtful accounts, the Company considers the current financial condition of its customers as well as other general economic factors. The Company's management believes that its process of specific review of customers, combined with its overall analytical review, provides a reliable evaluation of ultimate collectability of trade receivables. The receivables related to leasing activities were not significant to either period. We recorded a bad debt provision of $0.4 million, $2.3 million and $2.5 million in fiscal 2012, 2011 and 2010, respectively which is recorded as a component of selling, general and administrative expenses in the Consolidated Statements of Operations.

Product Delivery Costs

        Included in the Company's selling, general and administrative expenses in the consolidated statement of operations for fiscal 2012, 2011 and 2010 were $76.6 million, $73.1 million and $67.4 million, respectively, in shipping and handling costs associated with the delivery of finished mattress products to its customers, including approximately $2.9 million, $6.1 million and $5.7 million, respectively, of costs associated with internal transfers between plant locations. Since we include these costs within selling, general and administrative expenses, our cost of goods sold may not be comparable with that reported by other entities.

Concentrations of Credit and Other Risk

        Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents, receivables, foreign currency forward and option contracts and interest rate swap arrangements. The Company places its cash and cash equivalents with major financial institutions and limits the amount of credit exposure to any one institution.

        The Company's accounts receivable arise from sales to numerous customers in a variety of markets and geographies around the world. Receivables arising from these sales are generally not collateralized. The Company's customers include furniture stores, national mass merchandisers, specialty sleep shops, department stores, contract customers and other stores. The top five customers accounted for approximately 36.1%, 39.2% and 36.9% of the Company's net sales for the years ended December 2, 2012, November 27, 2011 and November 28, 2010, respectively. One customer accounted for more than 10% of the Company's net sales in fiscal 2012, 2011 and 2010. The Company performs ongoing credit evaluations of its customers' financial conditions and maintains reserves for estimated credit losses. Such losses, in the aggregate, have not materially exceeded management's estimates.

        The counterparties to the Company's foreign currency and commodity-based fixed price swap agreements are major financial institutions. At December 2, 2012, the Company had not experienced non-performance by any of its counterparties nor does the Company expect there to be significant non-performance risks associated with its derivative counterparties.

        The Company is presently dependent upon a single supplier for certain polyurethane foam components in its mattress units. Such components are purchased under a supply agreement, and are manufactured in accordance with proprietary process designs exclusive to the supplier. The Company has incorporated these methods of construction into many of its branded products. The Company continually looks to develop alternative supply sources, allowing acquisition of similar component parts which meet the functional requirement of various product lines. The Company also purchases a significant portion of its box spring components from a single supplier and manufactures only a minor amount of these parts. The Company is also dependent on a single supplier for the visco-elastic components and assembly of its Embody and Optimum specialty product lines. The related product in which these components and assembly processes are used does not represent a significant portion of overall sales. Except for its dependence regarding certain polyurethane foam and visco-elastic components and assembly of its Embody and Optimum specialty product lines, the Company does not consider itself to be dependent upon any single outside vendor as a source of supply to its conventional bedding or specialty businesses, and the Company believes that sufficient sources of supply for the same, similar or alternative components are available.

        Approximately 68% of the employees at the Company's 25 North American plants are represented by various labor unions with separate collective bargaining agreements. The Company's current collective bargaining agreements, which are typically three years in length, expire at various times beginning in fiscal 2013 through 2015. Of the employees covered by collective bargaining agreements, approximately 49% are under contracts expiring in fiscal 2013. Certain employees at the Company's international facilities are also covered by collective bargaining agreements, which expire at various terms between fiscal 2013 and 2015.

Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amount of assets and liabilities and disclosures on contingent assets and liabilities at year end and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the accrued warranty obligation, allowance for doubtful accounts, discounts and returns, cooperative advertising and promotional accruals, share-based compensation, valuation of goodwill and intangible assets, reserve for workers' compensation claims, benefit plan obligations and expenses, environmental contingencies and tax assets, liabilities and expense.

        See "Income Taxes" below regarding estimates associated with the Company's uncertain tax positions and valuation allowances against net deferred tax assets.

        See "Warranties" below regarding the effect of changes in estimates associated with the Company's reserve for product warranties.

        See "Self-Insurance" below regarding estimates associated with the Company's reserve for workers' compensation claims.

Foreign Currency

        Subsidiaries located outside the U.S. use the local currency as the functional currency. Assets and liabilities are translated at exchange rates in effect at the balance sheet date and income and expense accounts at average exchange rates during the year. Resulting translation adjustments are recorded directly to a separate component of stockholders' deficit (accumulated other comprehensive income (loss)) and are not tax effected since they relate to investments which are permanent in nature. Foreign currency transaction gains and losses are recognized in cost of goods sold or selling, general and administrative expenses at the time they occur. The Company recorded foreign currency transaction losses of $0.4 million, $0.7 million and $4.2 million in fiscal 2012, 2011 and 2010, respectively.

Cash and Equivalents

        The Company considers all highly liquid debt instruments with an original maturity at the time of purchase of three months or less to be cash equivalents. Included as cash equivalents are money market funds that are stated at cost, which approximates market value.

Checks Issued In Excess of Related Bank Account Balances

        Accounts payable include book overdrafts in the amounts of $8.9 million and $12.4 million at December 2, 2012 and November 27, 2011, respectively. The change in the reclassified amount of checks issued in excess of the related bank account balance on our books (which does not represent a negative bank account balance) is included in cash flows from operations in the statements of cash flows.

Inventory

        The cost of inventories is determined by the "first-in, first-out" method, which approximates current cost. The cost of inventories includes raw materials, direct labor and manufacturing overhead costs. The Company adjusts the basis of its inventory value for excess, obsolete or slow moving inventory based on changes in customer demand, technology developments or other economic factors.

Supply Agreements

        The Company from time to time enters into long term supply agreements with its customers to sell its branded products to customers in exchange for minimum sales volume or a minimum percentage of the customer's sales or space on the retail floor. Such agreements generally cover a period of two to five years. In these long term agreements, the Company reserves the right to pass on its cost increases to its customers. Other costs such as transportation and warranty costs are factored into the wholesale price of the Company's products and passed on to the customer. Initial cash outlays by the Company for such agreements are capitalized and amortized generally as a reduction of sales over the life of the contract. The majority of these cash outlays are ratably recoverable upon contract termination. Such capitalized amounts are included in "Prepaid expenses" and "Debt issuance costs, net, and other assets" in the Company's Consolidated Balance Sheets.

Property, Plant and Equipment

        Property, plant and equipment are recorded at cost less accumulated depreciation. Depreciation expense is provided based on historical cost and estimated useful lives ranging from approximately twenty to forty years for buildings and building improvements and three to fifteen years for machinery and equipment. The Company uses the straight-line method for calculating the provision for depreciation. Depreciation expense for fiscal 2012, 2011 and 2010 was $25.7 million, $23.9 million and $25.1 million, respectively and is primarily recorded in cost of goods sold on the Consolidated Statements of Operations.

        The Company invests in promotional displays in certain retail stores for certain products to demonstrate product features and specifications. These assets are owned by the Company and are considered to be productive assets which provide the benefits described above. The Company's investment in promotional displays is carried at cost less accumulated depreciation. Depreciation is provided by the straight line method for each display over a period of two years, which represents the estimated period of the benefit provided by these assets. Promotional displays of $11.5 million and related accumulated depreciation of $3.1 million as of December 2, 2012 were recognized as a component of property, plant and equipment and accumulated depreciation, respectively in the Condensed Consolidated Balance Sheets. Depreciation expense related to these displays for fiscal 2012 was $2.3 million and is recorded as a component of selling, general and administrative expense in the Condensed Consolidated Statement of Operations.

        The Company reviews property, plant and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset group to future net undiscounted cash flows expected to be generated by the asset group. If such assets are considered to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

        No impairment charges related to property, plant and equipment were recognized during fiscal 2012, 2011 or 2010 other than those related to discontinued operations.

        Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Fair value is determined based upon estimates of the amount to be recovered upon disposal of the facility. There were no assets qualifying as held for sale at December 2, 2012 or November 27, 2011.

        It is Company policy to capitalize certain costs incurred in connection with developing or obtaining internal-use software.

Goodwill

        Goodwill is recorded when the consideration paid for an acquisition exceeds the fair value of the identifiable net tangible and identifiable intangible assets acquired. Goodwill is not amortized but must be reviewed for impairment at least annually and if a triggering event were to occur in an interim period. The Company performs at least an annual assessment of goodwill for impairment as of the beginning of the fiscal fourth quarter or whenever events or circumstances indicate that the carrying value of goodwill may not be recoverable from future cash flows. The Company assesses recoverability using several methodologies to determine fair value of a reporting unit, which include the present value of estimated future cash flows and comparisons of multiples of enterprise values to earnings before interest, taxes, depreciation and amortization ("EBITDA"). The analysis is based upon available information regarding expected future cash flows of each reporting unit discounted at estimated market rates. Discount rates are based upon the cost of capital specific to the reporting unit. If the carrying value of the reporting unit exceeds the fair value of the reporting unit, a second analysis is performed to allocate the fair value to all assets and liabilities. If, based on the second analysis, it is determined that the indicated fair value of goodwill of the reporting unit is less than the carrying value, the Company would recognize impairment for the excess of carrying value over fair value of goodwill.

Debt Issuance Costs

        The Company capitalizes costs associated with the issuance of debt and amortizes them as additional interest expense over the lives of the debt on a straight-line basis which approximates the effective interest method. Upon the prepayment of the related debt, the Company accelerates the recognition of an appropriate amount of the costs as refinancing and extinguishment of debt and interest rate derivatives. Additional expense arising from such prepayments during fiscal 2012, 2011 and 2010 was $2.0 million, $0.6 million and $2.7 million, respectively.

        On May 9, 2012, the Company amended and restated its existing senior secured asset-based revolving credit facility to extend the stated maturity of this facility until May 2017 and amend certain other provisions. In connection with this amendment, the Company recorded fees of $1.2 million which were deferred and will be amortized over the life of the amended agreement. As of December 2, 2012, $0.3 million of these fees had not yet been paid and were recorded as a component of other accrued liabilities in the accompanying Condensed Consolidated Balance Sheets. In addition, the remaining unamortized debt issuance costs associated with the existing senior revolving credit facility will continue to be amortized over the life of the agreement, as amended, in accordance with the authoritative accounting guidance surrounding debtor's accounting for changes in line-of-credit or revolving-debt arrangements.

Royalty Income and Expense

        The Company recognizes royalty income based on sales of Sealy and Stearns & Foster branded product by various licensees. The Company recognized gross royalty income of $20.1 million, $19.4 million and $17.6 million in fiscal 2012, 2011 and 2010, respectively. The increase in royalty income has been driven by increased royalties recognized related to our international licensees, including the new Brazil license agreements. The Company also pays royalties to other entities for the use of their names on product produced by the Company. The Company recognized royalty expense of an insignificant amount in fiscal 2012, an insignificant amount in fiscal 2011 and $0.1 million in fiscal 2010.

Income Taxes

        Income taxes are accounted for under the asset and liability method in accordance with the FASB's authoritative guidance on accounting for income taxes. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company provides valuation allowances against the net deferred tax asset for amounts that are not considered more likely than not to be realized (See Note 15 for disclosure of amounts related to deferred tax assets and associated valuation allowances).

        Significant judgment is required in evaluating the Company's federal, state and foreign tax positions and in the determination of its tax provision. Despite management's belief that the Company's liability for unrecognized tax benefits is adequate, it is often difficult to predict the final outcome or the timing of the resolution of any particular tax matters. The Company may adjust these reserves as relevant circumstances evolve, such as guidance from the relevant tax authority, its tax advisors, or resolution of issues in the courts. The Company's tax expense includes the impact of reserve provisions and changes to reserves that it considers appropriate, as well as related interest and penalties. These adjustments are recognized as a component of income tax expense entirely in the period in which they are identified. The Company is currently undergoing examinations of its corporate income tax returns by tax authorities. No issues related to these reserved positions have been presented to the Company. The Company believes that such audits will not result in an assessment and payment of taxes related to these positions during the one year following December 2, 2012.

Advertising Costs

        The Company expenses all advertising costs as incurred. Cooperative advertising costs paid to customers are recorded as a component of selling, general and administrative expense within the Consolidated Statements of Operations to the extent of the estimated fair value when the customer provides proof of advertising. The Company periodically assesses the liabilities recorded for cooperative advertising based on actual sales and claims to determine whether all of the cooperative advertising earned will be used by the customer. Advertising expenses, including cooperative advertising, for fiscal 2012, 2011 and 2010 amounted to $167.3 million, $156.1 million and $140.4 million, respectively.

Warranties

        The Company's warranty policy provides a 10-year non-prorated warranty service period on all currently manufactured Sealy Posturepedic innerspring and Bassett bedding products and certain other Sealy branded products. In addition, the Company offers a 20 year, limited warranty (15 year non-prorated and 25 year additional warranty on certain components of its 2012 Optimum by Sealy Posturepedic, Posturepedic Gel and Stearns & Foster products. Also, the Company has a 20-year warranty on the major components of its TrueForm and MirrorForm visco-elastic products and its SpringFree latex product, the last ten years of which are prorated on a straight-line basis. The Company's policy is to accrue the estimated cost of warranty coverage at the time the sale is recorded. The estimate involves an average lag time in days between the sale of a bed and the date of its return, applied to the current rate of the warranty returns.

        The change in the Company's accrued warranty obligations for the fiscal 2012, 2011 and 2010 was as follows (in thousands):

	December 2, 2012	November 27, 2011	November 28, 2010
Accrued warranty obligations at beginning of period	$13,606	$17,584	$16,464
Warranty claims(1)	(17,336)	(15,853)	(19,572)
Warranty provisions(2)(3)	20,528	15,034	20,692
Change in estimate (see Note 3)	—	(3,159)	—

Accrued warranty obligations at end of period	$16,798	$13,606	$17,584

(1)
Warranty claims for the year ended December 2, 2012 include approximately $10.2 million for claims associated with products sold prior to November 27, 2011 that are still under warranty. In estimating its warranty obligations, the Company considers the impact of recoverable salvage value on warranty cost in determining its estimate of future warranty obligations. The Company utilizes warranty trends on existing similar product in order to estimate future warranty claims associated with newly introduced product. Warranty claims and provisions shown above do not include estimated salvage recoveries that reduced cost of sales by $5.3 million, $5.0 million and $5.8 million for fiscal 2012, 2011 and 2010, respectively.

(2)
The provision for fiscal 2012 includes a decrease of approximately $0.3 million relating to increased recoverable salvage value included in the warranty obligation estimate. The provision for fiscal 2011 includes an increase of approximately $0.2 million relating to decreased recoverable salvage value included in the warranty obligation estimate. The provision for fiscal 2010 includes an increase of approximately $0.5 million relating to decreased recoverable salvage value included in the warranty obligation estimate.

(3)
The provision for fiscal 2012 also includes an increase of approximately $1.6 million related to the estimated liability for certain defective foundation units sold to customers between 2008 and 2011. (See Note 20).

        As of December 2, 2012 and November 27, 2011, $9.8 million and $7.5 million is included as a component of other accrued liabilities and $7.0 million and $6.1 million is included as a component of other noncurrent liabilities within the accompanying Consolidated Balance Sheet, respectively.

Self-Insurance

        The Company is self-insured for certain losses related to medical claims with excess loss coverage of $375,000 per claim per year. The Company also utilizes large deductible policies to insure claims related to general liability, product liability, automobile, and workers' compensation. The Company's recorded liability for workers' compensation represents an estimate of the ultimate cost of claims incurred as of the balance sheet date. The estimated workers' compensation liability is discounted and is established based upon analysis of historical data and actuarial estimates, and is reviewed by management and third-party actuaries on a quarterly basis to ensure that the liability is appropriate. The discount rate used to estimate the workers' compensation liability was 2% for both fiscal 2012 and 2011. While the Company believes these estimates are reasonable based on the information currently available, if actual trends, including the severity or frequency of claims, medical cost inflation, or fluctuations in premiums, differ from the Company's estimates, the Company's results of operations could be impacted. As of December 2, 2012 and November 27, 2011, $4.2 million and $4.6 million of the recorded liability is included as a component of other accrued liabilities and $7.7 million and $7.6 million is included as a component of other noncurrent liabilities within the accompanying Consolidated Balance Sheets, respectively.

Research and Development

        Product development costs are charged to operations during the period incurred and are not considered material.

Environmental Costs

        Environmental expenditures that relate to current operations are expensed or capitalized, as appropriate, under the FASB's authoritative guidance on environmental remediation liabilities. Expenditures that relate to an existing condition caused by past operations and that do not provide future benefits are expensed as incurred. Liabilities are recorded when environmental assessments are made or the requirement for remedial efforts is probable, and the costs can be reasonably estimated. Such liabilities are discounted where appropriate in accordance with the FASB's authoritative guidance on environmental remediation liabilities. The timing of accruing for these remediation liabilities is generally no later than the completion of feasibility studies. The Company has an ongoing monitoring and identification process to assess how the activities, with respect to the known exposures, are progressing against the accrued cost estimates, as well as to identify other potential remediation sites that are presently unknown.

Derivative Financial Instruments

        The Company uses financial instruments, including forward, option and swap contracts to manage its exposures to movements in interest rates, foreign exchange rates and diesel fuel prices. The use of these financial instruments allows the Company to reduce its overall exposure to fluctuations in interest rates, foreign exchange rates and diesel prices. The Company's hedging relationships are either designated as hedging instruments or are considered to be economic hedges which are not designated as hedging instruments.

        The Company formally documents its designated hedging relationships by identifying the hedging instruments and the hedged items, as well as its risk management objectives and strategies for undertaking the hedge transaction. The Company also formally assesses, both at inception and at least quarterly thereafter, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in the cash flows of the hedged item. The effective portion of the change in fair value of a derivative is recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets. When the hedged item affects the income statement, the gain or loss included in accumulated other comprehensive income is reported on the same line in the Consolidated Statements of Operations as the hedged item. In addition, any ineffective portion of the changes in the fair value of derivatives used as cash flow hedges and the changes in the fair value related to those hedging instruments that are not designated as hedges for accounting purposes are reported in the Consolidated Statements of Operations as the changes occur. If it is determined that a derivative ceases to be a highly effective hedge, or if the anticipated transaction is no longer likely to occur, the Company discontinues hedge accounting and any deferred gains or losses are recorded in the Consolidated Financial Statements.

        The Company's hedging relationships that are considered to be economic hedges are recorded at their fair value at the end of each period. The resulting changes in fair value are included as a component of earnings in the period that they occur.

        Derivatives are recorded in the Consolidated Balance Sheets at fair value which is based upon an income approach which consists of a discounted cash flow model that takes into account the present value of the future cash flows under the terms of the contracts using current market information as of the reporting date such as prevailing interest rates and foreign currency spot and forward rates.

Share-Based Compensation

        Compensation expense for share-based compensation awards issued is based on the fair value of the award at the date of the grant, and compensation expense is recognized for those awards earned over the service period. Certain of the equity awards vest based upon the Company achieving certain Adjusted EBITDA performance targets. During the service period, management estimates whether or not the Adjusted EBITDA performance targets will be met in order to determine the vesting period for those awards and what amount of compensation cost should be recognized related to these awards. At the date of grant, we determine the fair value of the awards using the Black-Scholes option pricing formula, the trinomial lattice model or the closing price of the Company's common stock, as appropriate under the circumstances. Management estimates the period of time the employee will hold the option prior to exercise and the expected volatility of Sealy Corporation's stock, each of which impacts the fair value of the stock options. The fair value of restricted shares and restricted share units is based upon the closing price of the Company's common stock as of the grant date. We also estimate the amount of share-based awards that are expected to be forfeited based on the historical forfeiture rates experienced for our outstanding awards.

Commitments and Contingencies

        The Company is subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate costs to resolve these matters will have a material effect on the Company's consolidated financial position, results of operations or cash flows.